Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)      Resignation of Director.

    On June 11, 2007, Murali Narasimhan, VP of marketing, resigned from Tegal Corporation.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2007                                                            TEGAL CORPORATION

                                                                        By: /s/ Christine T. Hergenrother
                                                                        Name: Christine T. Hergenrother
                                                                        Title: Chief Financial Officer